UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2017

RED ROBIN GOURMET BURGERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34851	84-1573084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6312 S. Fiddler’s Green Circle, Suite 200N Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 846-6000

Not Applicable
(Former name or former address, if changed since last report.)
 ___________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 Entry into a Material Definitive Agreement.

The information set forth under Item 5.02 of this Form 8-K is incorporated herein by reference.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 24, 2017, the Board of Directors of Red Robin Gourmet Burgers, Inc. (the “Company”) promoted Mr. Jonathan Muhtar from Senior Vice President and Chief Marketing Officer of the Company to Executive Vice President and Chief Concept Officer of the Company, effective January 1, 2018.
Mr. Muhtar, age 46, joined Red Robin as Senior Vice President and Chief Marketing Officer in December 2015. Prior to joining the Company, Mr. Muhtar served as Executive Vice President and Chief Marketing Officer of Captain D’s Seafood Restaurant from November 2011 to December 2015, and as Vice President of Global Marketing and Innovation and in other corporate and marketing positions at Burger King Corporation from July 2004 to June 2011.
Mr. Muhtar is party to an employment agreement with the Company, dated November 26, 2015. In connection with his promotion, effective January 1, 2018, Mr. Muhtar’s base salary will be increased to $425,000 per year, his target annual cash bonus will be increased to 75% of his base salary and his long-term incentive award target under the Company’s long-term incentive plan will be 140% of his annual base salary.
Mr. Muhtar is not and has not been involved in any related party transactions with the Company and does not have any family relationships with any other director, executive officer, or any persons nominated for such positions. There is no arrangement or understanding between Mr. Muhtar and any other person pursuant to which Mr. Muhtar was appointed as Executive Vice President and Chief Concept Officer of the Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED ROBIN GOURMET BURGERS, INC.

Date: October 30, 2017             By:     /s/ Michael L. Kaplan
Name:    Michael L. Kaplan
Title:    Senior Vice President and Chief Legal Officer